Execution Copy
                                                                  --------------

                                                                   Exhibit 99.12

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                         GSAA HOME EQUITY TRUST 2006-10

                            ASSET-BACKED CERTIFICATES

                                 SERIES 2006-10

               ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT


                                      among


                          GS MORTGAGE SECURITIES CORP.,
                                   as Assignor


                      DEUTSCHE BANK NATIONAL TRUST COMPANY,
                AS TRUSTEE FOR GSAA HOME EQUITY TRUST 2006-10
                                   as Assignee


                                       and


                           FREMONT INVESTMENT & LOAN,
                              as Responsible Party

                             and as acknowledged by

                     WELLS FARGO BANK, NATIONAL ASSOCIATION
                               as Master Servicer


                                   Dated as of
                                  June 29, 2006



==============================================================================

               ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

            ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT made this 29th day of June, 2006 (this "Assignment Agreement"), among Fremont Investment & Loan, a California corporation (the "Responsible Party"), Deutsche Bank National Trust Company, not in its individual capacity, but solely as trustee (in such capacity, the "Trustee") on behalf of GSAA Home Equity Trust 2006-10 (the "Assignee") and GS Mortgage Securities Corp., a Delaware corporation (the "Assignor" or "Depositor"), and as acknowledged by Wells Fargo Bank, National Association, as master servicer (in such capacity, the "Master Servicer").

            WHEREAS, Goldman Sachs Mortgage Company ("GSMC") and the Responsible Party have entered into the Mortgage Loan Purchase and Warranties Agreement, dated as of November 1, 2003 (the "Sale Agreement"), pursuant to which the Responsible Party sold to GSMC certain mortgage loans on a servicing-released basis attached as an exhibit to the Master Servicing and Trust Agreement (as defined below);

            WHEREAS, GSMC has assigned and conveyed certain mortgage loans (the "Mortgage Loans"), which Mortgage Loans are subject to the provisions of the Sale Agreement, to the Assignor pursuant to an Assignment, Assumption and Recognition Agreement, dated as of June 29, 2006 (the "GSMC Assignment Agreement");

            WHEREAS, the Assignee has agreed on certain terms and conditions to purchase from the Assignor the Mortgage Loans acquired by the Assignor pursuant to the GSMC Assignment Agreement, which Mortgage Loans are listed on the mortgage loan schedule attached as Exhibit 1 hereto (the "Mortgage Loan Schedule"); and

            WHEREAS, pursuant to a Master Servicing and Trust Agreement, dated as of June 1, 2006 (the "Trust Agreement"), among the Depositor, Deutsche Bank National Trust Company, as Trustee and as a custodian, U.S. Bank National Association, as a custodian, JPMorgan Chase Bank, National Association, as a custodian, and Wells Fargo Bank, National Association, as Master Servicer, securities administrator and as a custodian, the Assignor will transfer the Mortgage Loans to the Assignee, together with the Assignor's rights under the Sale Agreement, to the extent relating to the Mortgage Loans (other than the rights of the Assignor to indemnification thereunder).

            NOW THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

            1. Assignment and Assumption. (a) The Assignor hereby assigns to the Assignee, as of the date hereof, all of its right, title and interest in and to the Mortgage Loans and the GSMC Assignment Agreement (including without limitation the rights of GSMC under the Sale Agreement, to the extent assigned to the Assignor under the GSMC Assignment Agreement) from and after the date hereof, and the Assignee hereby assumes all of the Assignor's obligations under the Sale Agreement, to the extent relating to the Mortgage Loans from and after the date hereof, and the Responsible Party hereby acknowledges such assignment and assumption and hereby agrees to the release of the Assignor from any obligations under the Sale Agreement from and after the date hereof, to the extent relating to the Mortgage Loans.

            (b) The Assignor represents and warrants to the Assignee that the Assignor has not taken any action which would serve to impair or encumber the Assignor's ownership interest in the Mortgage Loans since the date of the Sale Agreement.

            (c) The Responsible Party and the Assignor shall have the right to amend, modify or terminate the Sale Agreement without the joinder of the Assignee with respect to mortgage loans not conveyed to the Assignee hereunder, provided, however, that such amendment, modification or termination shall not affect or be binding on the Assignee.

            2. Accuracy of the Sale Agreement. The Responsible Party and the Assignor represent and warrant to the Assignee that (i) attached hereto as
Exhibit 2 is a true, accurate and complete copy of the Sale Agreement and (ii) no notice of termination has been given to the Responsible Party under the Sale Agreement. The Responsible Party, in its capacity as seller under the Sale Agreement, further represents and warrants that the representations and warranties contained in Section 9.01 of the Sale Agreement are true and correct as of the Reconstitution Date (as such term is defined in the Sale Agreement) and the representations and warranties contained in Section 9.02 of the Sale Agreement are true and correct as of the related Closing Date (other than the representations made in Sections 9.02(a), (f), (h), (hh), (qq), (vv) and (kk) which are true and correct as of the related Transfer Date) (as each such term is defined in the Sale Agreement).

            3.    Recognition of Assignee.

            From and after the date hereof, the Responsible Party shall note the transfer of the Mortgage Loans to the Assignee in its books and records, shall recognize the Assignee as the owner of the Mortgage Loans. It is the intention of the Assignor, the Responsible Party and Assignee that the Sale Agreement shall be binding upon and inure to the benefit of the Responsible Party and the Assignee and their successors and assigns.

            4. Representations and Warranties of the Assignee. The Assignee hereby represents and warrants to the Assignor as follows:

            (a) Decision to Purchase. The Assignee represents and warrants that it is a sophisticated investor able to evaluate the risks and merits of the transactions contemplated hereby, and that it has not relied in connection therewith upon any statements or representations of the Assignor or the Responsible Party other than those contained in the Sale Agreement or this Assignment Agreement.

            (b) Authority. The Assignee hereto represents and warrants that it is duly and legally authorized to enter into this Assignment Agreement and to perform its obligations hereunder and under the Sale Agreement.

            (c) Enforceability. The Assignee hereto represents and warrants that this Assignment Agreement has been duly authorized, executed and delivered by it and (assuming due authorization, execution and delivery thereof by each of the other parties hereto) constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

            5. Representations and Warranties of the Assignor. The Assignor hereby represents and warrants to the Assignee as follows:

            (a) Organization. The Assignor has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware with full power and authority (corporate and other) to enter into and perform its obligations under the Sale Agreement and this Assignment Agreement.

            (b) Enforceability. This Assignment Agreement has been duly executed and delivered by the Assignor, and, assuming due authorization, execution and delivery by each of the other parties hereto, constitutes a legal, valid, and binding agreement of the Assignor, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting creditors' rights generally and to general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law.

            (c) No Consent. The execution, delivery and performance by the Assignor of this Assignment Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except such as has been obtained, given, effected or taken prior to the date hereof.

            (d) Authorization; No Breach. The execution and delivery of this Assignment Agreement have been duly authorized by all necessary corporate action on the part of the Assignor; neither the execution and delivery by the Assignor of this Assignment Agreement, nor the consummation by the Assignor of the transactions herein contemplated, nor compliance by the Assignor with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of the governing documents of the Assignor or any law, governmental rule or regulation or any material judgment, decree or order binding on the Assignor or any of its properties, or any of the provisions of any material indenture, mortgage, deed of trust, contract or other instrument to which the Assignor is a party or by which it is bound.

            (e) Actions; Proceedings. There are no actions, suits or proceedings pending or, to the knowledge of the Assignor, threatened, before or by any court, administrative agency, arbitrator or governmental body (A) with respect to any of the transactions contemplated by this Assignment Agreement or (B) with respect to any other matter that in the judgment of the Assignor will be determined adversely to the Assignor and will, if determined adversely to the Assignor, materially adversely affect its ability to perform its obligations under this Assignment Agreement.

            It is understood and agreed that the representations and warranties set forth in this Section 5 shall survive delivery of the respective mortgage loan documents to the Assignee or its designee and shall inure to the benefit of the Assignee and its assigns notwithstanding any restrictive or qualified endorsement or assignment. Upon the discovery by the Assignor or the Assignee and its assigns of a breach of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other parties to this Assignment Agreement, and in no event later than two (2) Business Days from the date of such discovery. It is understood and agreed that the obligations of the Assignor set forth in Section 6 to repurchase a Mortgage Loan constitute the sole remedies available to the Assignee and its assigns on their behalf respecting a breach of the representations and warranties contained in this Section 5.

            It is understood and agreed that the Assignor has made no representations or warranties to the Assignee other than those contained in this
Section 5, and no other affiliate of the Assignor has made any representations or warranties of any kind to the Assignee.

            6. Repurchase of Mortgage Loans. Upon discovery or notice of any breach by the Assignor of any representation, warranty or covenant under this Assignment Agreement that materially and adversely affects the value of any Mortgage Loan or the interest of the Assignee therein (it being understood that any such defect or breach shall be deemed to have materially and adversely affected the value of the related Mortgage Loan or the interest of the Assignee therein if the Assignee incurs a loss as a result of such defect or breach), the Assignee promptly shall request that the Assignor cure such breach and, if the Assignor does not cure such breach in all material respects within sixty (60) days from the date on which it is notified of the breach, the Assignee may enforce the Assignor's obligation hereunder to purchase such Mortgage Loan from the Assignee at the Repurchase Price as defined in the Sale Agreement.

            In the event the Responsible Party has breached a representation or warranty under the Sale Agreement that is substantially identical to, or covers the same matters as, a representation or warranty breached by the Assignor hereunder, the Assignee shall first proceed against the Responsible Party. If the Responsible Party does not within sixty (60) days after notification of the breach, take steps to cure such breach (which may include certifying to progress made and requesting an extension of the time to cure such breach, as permitted under the Sale Agreement) or purchase the Mortgage Loan, the Assignee shall be entitled to enforce the obligations of the Assignor hereunder to cure such breach or to purchase the Mortgage Loan from the Trust. In such event, the Assignor shall succeed to the rights of the Assignee to enforce the obligations of the Responsible Party to cure such breach or repurchase such Mortgage Loan under the terms of the Sale Agreement with respect to such Mortgage Loan. In the event of a repurchase of any Mortgage Loan by the Assignor, the Trustee shall promptly deliver to the Assignor or its designee the related Mortgage File and shall assign to the Assignor all of the Assignee's rights under the Sale Agreement, but only insofar as the Sale Agreement relates to such Mortgage Loan.

            Except as specifically set forth herein, the Assignee shall have no responsibility to enforce any provision of this Assignment Agreement, to oversee compliance hereof, or to take notice of any breach or default thereof.

            7.    Termination; Optional Clean-Up Call.

            In connection with the Trust Agreement, the Master Servicer hereby agrees to the following obligations described below. For purposes of this
Section 7 only, any capitalized term used but not defined in this Assignment Agreement has the same meaning assigned thereto in the Trust Agreement.

            In the event that a Person specified in Section 11.01 of the Trust Agreement chooses to exercise its option set forth therein to purchase the Mortgage Loans and REO Properties or to conduct an Auction Call for such property of the Trust Fund, as the case may be, by no later than the 10th day of the month of the final distribution, such Person shall notify the Depositor, the Trustee and the Securities Administrator of the final Distribution Date and of the applicable purchase or sale price of the Mortgage Loans and REO Properties determined and in the manner as provided in the Trust Agreement.

            In the event the Mortgage Loans and REO Properties are purchased or sold pursuant to Section 11.01 of the Trust Agreement, the Master Servicer shall remit to the Securities Administrator the applicable Termination Price on the Remittance Date immediately preceding the applicable final Distribution Date. Upon such final deposit with respect to the Trust Fund and the receipt by the Securities Administrator and the Custodians of a Request for Release therefor, the Master Servicer shall direct the Custodians to release to the Master Servicer or its designee the Custodial Files for the Mortgage Loans.

            8. Continuing Effect. Except as contemplated hereby, the Sale Agreement shall remain in full force and effect in accordance with its terms.

            9.    Governing Law.

            THIS ASSIGNMENT AGREEMENT AND THE RIGHTS AND OBLIGATIONS HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS THEREOF).

            EACH PARTY HERETO HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS ASSIGNMENT AGREEMENT, OR ANY OTHER DOCUMENTS AND INSTRUMENTS EXECUTED IN CONNECTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTIONS OF SUCH PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES TO ENTER INTO THIS ASSIGNMENT AGREEMENT.

            10. Notices. Any notices or other communications permitted or required hereunder or under the Sale Agreement shall be in writing and shall be deemed conclusively to have been given if personally delivered at or mailed by registered mail, postage prepaid, and return receipt requested or transmitted by telex, telegraph or telecopier and confirmed by a similar mailed writing, to:

            (a)   in the case of the Responsible Party,

                  Fremont Investment & Loan
                  2727 East Imperial Highway
                  Brea, California 92821
                  Attention: Senior Vice President-Finance

or such other address as may hereafter be furnished by the Responsible Party;

            (b)   in the case of the Master Servicer,

                  Wells Fargo Bank, National Association
                  P.O. Box 98
                  Columbia, Maryland 21046
                  Attention: GSAA 2006-10

                  Or in the case of overnight deliveries:

                  Wells Fargo Bank, National Association
                  9062 Old Annapolis Road,
                  Columbia, Maryland 21045
                  Attention: GSAA 2006-10

or such address as may hereafter be furnished by the Master Servicer;

            (d)   in the case of the Trustee or the Assignee,

                  Deutsche Bank National Trust Company
                  1761 East St. Andrew Place,
                  Santa Ana, California 92705-4934
                  Attention: Trust Administration - GS0610
                  Tel.: (714) 247-6000

or such other address as may hereafter be furnished by the Trustee or Assignee; and


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

            (e)   in the case of the Assignor,

                  GS Mortgage Securities Corp.
                  85 Broad Street
                  New York, New York 10004
                  Attention: William Moliski
                  Tel.: (212) 357-8721
                  Fax: (212) 902-3000

or such other address as may hereafter be furnished by the Assignor.

            11. Counterparts. This Assignment Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

            12. Definitions. Any capitalized term used but not defined in this Assignment Agreement has the meaning assigned thereto in the Sale Agreement.

            13. Third Party Beneficiary. The parties agree that the Master Servicer is intended to be, and shall have the rights of, a third party beneficiary of this Assignment Agreement.

            14. Trustee Capacity. It is expressly understood and agreed by the parties hereto that (i) this Assignment Agreement is executed and delivered by Deutsche Bank National Trust Company, not individually or personally but solely on behalf of GSAA Home Equity Trust 2006-10, as the Assignee, in the exercise of the powers and authority conferred and vested in it, (ii) each of the representations, undertakings and agreements by Deutsche Bank National Trust Company is made and intended for the purpose of binding only the GSAA Home Equity Trust 2006-10, (iii) nothing herein contained shall be construed as creating any liability for Deutsche Bank National Trust Company, individually or personally, to perform any covenant (either express or implied) contained herein, and all such liability, if any, is hereby expressly waived by the parties hereto, and such waiver shall bind any third party making a claim by or through one of the parties hereto, and (iv) under no circumstances shall Deutsche Bank National Trust Company be personally liable for the payment of any indebtedness or expenses of the GSAA Home Equity Trust 2006-10, or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the GSAA Home Equity Trust 2006-10 under this Assignment Agreement, the Trust Agreement or any related document.



                            [SIGNATURE PAGE FOLLOWS]

            IN WITNESS WHEREOF, the parties hereto have executed this Assignment Agreement the day and year first above written.




                                       GS MORTGAGE SECURITIES CORP.




                                       By:   /s/ Kevin Gasvoda
                                          --------------------------------------
                                          Name:  Kevin Gasvoda
                                          Title: Vice President



                                       DEUTSCHE BANK NATIONAL TRUST COMPANY,
                                       not in its individual capacity but
                                       solely as Trustee




                                       By:   /s/ Ronaldo Reyes
                                          --------------------------------------
                                          Name:  Ronaldo Reyes
                                          Title: Vice President


                                       FREMONT INVESTMENT & LOAN


                                       By:   /s/ Michael Koch
                                          --------------------------------------
                                          Name:  Michael Koch
                                          Title: Vice President



Acknowledged and Agreed:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Master Servicer



By:   /s/ Patricia M. Russo
   ----------------------------------
   Name:  Patricia M. Russo
   Title: Vice President


                               Fremont Step 2 AAR

                                    EXHIBIT 1

                             Mortgage Loan Schedule
                             ----------------------


   [On File with the Securities Administrator as provided by the Depositor]


                                       1-1

                                    EXHIBIT 2

                                 Sale Agreement
                                 --------------



                          [On File with the Depositor]